UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): November 6, 2026

XEROX HOLDINGS CORPORATION
XEROX CORPORATION
(Exact name of registrant as specified in its charter)

New York New York	001-39013 001-04471	83-3933743 16-0468020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
P.O. Box 4505, 401 Merritt 7
Norwalk, Connecticut 06851-1059
(Address of Principal Executive Offices, Including Zip Code)
(203)
849-5216
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Xerox Holdings Corporation Common Stock, $1.00 Par Value	XRX	Nasdaq Global Select Market
Xerox Holdings Corporation Warrants to Purchase Common Stock, $1 par value	XRXDW	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 6, 2026, William Twomey, Vice President, Chief Accounting Officer and principal accounting officer of Xerox Holdings Corporation (“Xerox Holdings”) and Xerox Corporation (“Xerox Corp” and, together with Xerox Holdings, the “Company”), informed the Company of his intention to resign effective November 30, 2026, to pursue other opportunities. Mr. Twomey’s decision to resign was not the result of any disagreement with the Company on any matter relating to its operations, policies or practices.

Chuck Butler, the Company’s Chief Financial Officer, will serve as interim principal accounting officer, effective upon Mr. Twomey’s last day of employment while a search for a permanent replacement is conducted. Mr. Butler will continue to serve as the Company’s Chief Financial Officer and principal financial officer. The biography required by Item 5.02(c)(2) of Form 8-K regarding Mr. Butler is included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 17, 2026, and is incorporated by reference herein.

There are no family relationships between Mr. Butler and any of the Company’s directors or executive officers, and there is no arrangement or understanding between Mr. Butler or any other person and the Company or any of its subsidiaries pursuant to which he was appointed as interim principal accounting officer. There are no transactions between Mr. Butler or any of his immediate family members and the Company or any of its subsidiaries that would be required to be reported under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signatures for each undersigned shall be deemed to relate only to matters having reference to such company and its subsidiaries.

XEROX HOLDINGS CORPORATION

Date: November 12, 2026	By:	/s/ Flor M. Colón
	Name:	Flor M. Colón
	Title:	Secretary

XEROX CORPORATION

Date: November 12, 2026	By:	/s/ Flor M. Colón
	Name:	Flor M. Colón
	Title:	Secretary